EXHIBIT 32

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 U.S.C. Section 1350

I, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


    o the quarterly report on Form 10-QSB of Perfisans Holdings, Inc. (the "Company") for the period ended September 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    o the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 19, 2005


/s/ To-Hon Lam
----------------------------
To-Hon Lam
Chief Executive Officer &
Principal Accounting Officer